UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

AMENDMENT NO. 1

TO

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 4, 2009

CHINA MEDICINE CORPORATION
(Exact name of registrant as specified in Charter)

Nevada	000-51379	51-0539830
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Guangri Tower, Suite 702
No. 8 Siyou South 1st Street
Yuexiu District
Guangzhou, China 510600
(Address of registrant’s principal executive office)

(8620) 8739-1718 and (8620) 8737-8212
(Registrant’s telephone number, including area code)

Check the appropriate box below in the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240. 14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

AMENDMENT NO. 1 ON FORM 8-K/A

China Medicine Corporation

February 19, 2010

On December 14, 2009, China Medicine Corporation (the “Company”) filed a Current Report on Form 8-K dated December 4, 2009 with the Securities and Exchange Commission, with respect to its acquisition of Guangzhou LifeTech Pharmaceuticals Co., Ltd (the “Current Report”).  This Amendment No. 1 on Form 8-K/A amends the Current Report, in order to provide the financial information required by Items 9.01(a) and 9.01(b) of Form 8-K, which the Company indicated would be provided no later than 71 days after the Current Report was required to be filed.

Item 9.01	Financial Statements and Exhibits

 THIS AMENDMENT NO. 1 ON FORM 8-K/A AMENDS ITEM 9.01 OF THE CURRENT REPORT AS FOLLOWS:

(a) Financial Statements of Businesses Acquired.

In accordance with Item 9.01(a) of Form 8-K, the financial statements required pursuant to Regulation S-X are filed as Exhibit 99.1 to this Form 8-K/A and are incorporated in their entirety herein by reference.

(b) Pro Forma Financial Information.

In accordance with Item 9.01(b) of Form 8-K, the pro forma financial information required pursuant to Regulation S-X is filed as Exhibit 99.2 to this Form 8-K/A and is incorporated in its entirety herein by reference.

(d) Exhibits.

The exhibits required by this item are listed on the Exhibit Index to this report.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHINA MEDICINE CORPORATION

By:	/s/ Senshan Yang
Name:	Senshan Yang
Title:	Chief Executive Officer

Date:    February 19, 2010

Exhibit Index

Exhibit Number	Description

99.1
Guangzhou LifeTech Pharmaceuticals Co., Ltd and Guangzhou LifeTech Medicine Technologies Co., Ltd Combined Financial Statements as of September 30, 2009 and December 31, 2008 and for the year ended December 31, 2008 and for the nine months ended September 30, 2009 and 2008.

99.2	Unaudited Pro Forma Condensed Combined Financial Information as of September 30, 2009, for the nine months ended September 30, 2009, and for the year ended December 31, 2008.